                                                                   EXHIBIT 10.26

(FAIRCHILD SEMICONDUCTOR(R) LOGO)

                                     FAIRCHILD SEMICONDUCTOR STOCK PLAN
                                     NON-QUALIFIED STOCK OPTION AGREEMENT

This is a Non-Qualified Stock Option Agreement dated MAY 4, 2004 (the Grant
Date) between Fairchild Semiconductor International, Inc. (the Company) and KIRK POND, a salaried employee of the Company or one of its subsidiaries (you or the Optionee).

OPTION GRANT;     The Company grants you the option to purchase up to 288,123
EXERCISE PRICE    shares of the Company's Class A Common Stock at an exercise price of $19.65 per share. This option grant is subject to the terms of the Fairchild Semiconductor Stock Plan, as well as to the terms of this agreement, and your Employment Agreement dated March 7, 2003 (your "Employment Agreement"). This grant under the Fairchild Semiconductor Stock Plan has been
                  authorized by the board of directors.

OPTION TERM;      The term of your option is 8 years plus one day from the Grant
VESTING           Date. Your option terminates at the end of the term and cannot be exercised after the term. You can exercise your option only to the extent it has vested. Your option will vest in
                  increments, as follows:

                                                         Percentage Vested
                                                  (including portion that vested
                  Vesting Date                          the preceding year)
                  ------------                    ------------------------------
                  1st Anniversary of Grant Date..               25%
                  2nd Anniversary of Grant Date..               50%
                  3rd Anniversary of Grant Date..               75%
                  4th Anniversary of Grant Date..              100%

                  provided that your option will vest in its entirety upon your retirement from the Company in accordance with the terms of your employment agreement with the Company, or otherwise in accordance with other agreements governing your employment.

TERMINATION OF    You must remain an employee of the Company or a subsidiary to
EMPLOYMENT        be able to exercise your option, except as follows, or as
                  otherwise provided in any agreement governing your employment with the Company:

                  Death, Disability, Certain Cases of Retirement, Qualifying
                  Termination. In the event your employment terminates as a result of your (i) death, (ii) Disability, (iii) retirement upon or following the expiration of the initial term of your Employment Agreement or (iv) Qualifying Termination, your option may thereafter be exercised in whole or in part at any time before the expiration of the option term.

                  All other cases. If your employment terminates for any reason other than those provided in the preceding paragraph, your option may be exercised to the extent provided by the Fairchild Semiconductor Stock Plan.

NON-              Your option is not transferable except by will or the laws of
TRANSFERABILITY   decent and distribution. During your lifetime only you can exercise your option. This option shall not be subject to
                  attachment or similar process. Any attempted sale, pledge, assignment, transfer or other disposition of your option
                  contrary to the provisions of this agreement, or the levy of any attachment or similar process upon your option, shall be null and void without effect.

MISCELLANEOUS     Nothing in this agreement gives you the right to remain
                  employed by the Company or any subsidiary. This agreement
                  shall be governed by the laws of the State of Maine, without regard to conflicts of laws principles. The section and
                  paragraph headings in this agreement are for convenience of reference only and shall not affect the construction or
                  interpretation of this agreement.

SIGNATURES        Your signature and the signature of an authorized officer of the Company below indicate your and the Company's agreement to the terms of this Non-Qualified Stock Option Agreement as of the Grant Date.

                  OPTIONEE:                       FAIRCHILD SEMICONDUCTOR
                                                     INTERNATIONAL, INC.


                  /s/ Kirk Pond 6/24              /s/ Kirk Pond
                  ------------------------------  ------------------------------
                  KIRK POND D1044                 Kirk P. Pond
                                                  Chairman, President and CEO

(FAIRCHILD SEMICONDUCTOR(R) LOGO)

                                     FAIRCHILD SEMICONDUCTOR STOCK PLAN
                                     NON-QUALIFIED STOCK OPTION AGREEMENT

This is a Non-Qualified Stock Option Agreement dated MAY 4, 2004 (the Grant
Date) between Fairchild Semiconductor International, Inc. (the Company) and JOSEPH MARTIN, a salaried employee of the Company or one of its subsidiaries (you or the Optionee).

OPTION GRANT;     The Company grants you the option to purchase up to 144,062
EXERCISE PRICE    shares of the Company's Class A Common Stock at an exercise price of $19.65 per share. This option grant is subject to the terms of the Fairchild Semiconductor Stock Plan, as well as to the terms of this agreement, and your Employment Agreement dated March 7, 2003, as amended on March 9, 2004 (your
                  "Employment Agreement"). This grant under the Fairchild
                  Semiconductor Stock Plan has been authorized by the board of directors.

OPTION TERM;      The term of your option is 8 years plus one day from the Grant
VESTING           Date. Your option terminates at the end of the term and cannot be exercised after the term. You can exercise your option only to the extent it has vested. Your option will vest in
                  increments, as follows:

                                                         Percentage Vested
                                                  (including portion that vested
                  Vesting Date                          the preceding year)
                  ------------                    ------------------------------
                  1st Anniversary of Grant Date..               25%
                  2nd Anniversary of Grant Date..               50%
                  3rd Anniversary of Grant Date..               75%
                  4th Anniversary of Grant Date..              100%

                  provided that your option will vest in its entirety upon your retirement from the Company in accordance with the terms of your employment agreement with the Company, or otherwise in accordance with other agreements governing your employment.

TERMINATION OF    You must remain an employee of the Company or a subsidiary to
EMPLOYMENT        be able to exercise your option, except as follows, or as
                  otherwise provided in any agreement governing your employment with the Company:

                  Death, Disability, Certain Cases of Retirement, Qualifying
                  Termination. In the event your employment terminates as a result of your (i) death, (ii) Disability, (iii) retirement upon or following the expiration of the initial term of your Employment Agreement or (iv) Qualifying Termination, your option may thereafter be exercised in whole or in part at any time before the expiration of the option term.

                  All other cases. If your employment terminates for any reason other than those provided in the preceding paragraph, your option may be exercised to the extent provided by the Fairchild Semiconductor Stock Plan.

NON-              Your option is not transferable except by will or the laws of
TRANSFERABILITY   decent and distribution. During your lifetime only you can exercise your option. This option shall not be subject to
                  attachment or similar process. Any attempted sale, pledge, assignment, transfer or other disposition of your option
                  contrary to the provisions of this agreement, or the levy of any attachment or similar process upon your option, shall be null and void without effect.

MISCELLANEOUS     Nothing in this agreement gives you the right to remain
                  employed by the Company or any subsidiary. This agreement
                  shall be governed by the laws of the State of Maine, without regard to conflicts of laws principles. The section and
                  paragraph headings in this agreement are for convenience of reference only and shall not affect the construction or
                  interpretation of this agreement.

SIGNATURES        Your signature and the signature of an authorized officer of the Company below indicate your and the Company's agreement to the terms of this Non-Qualified Stock Option Agreement as of the Grant Date.

                  OPTIONEE:                       FAIRCHILD SEMICONDUCTOR
                                                     INTERNATIONAL, INC.


                  /s/ Joseph Martin 7/1/04        /s/ Kirk Pond
                  ------------------------------  ------------------------------
                  JOSEPH MARTIN D2658             Kirk P. Pond
                                                  Chairman, President and CEO

(FAIRCHILD SEMICONDUCTOR(R) LOGO)

                                     FAIRCHILD SEMICONDUCTOR STOCK PLAN
                                     NON-QUALIFIED STOCK OPTION AGREEMENT

This is a Non-Qualified Stock Option Agreement dated MAY 4, 2004 (the Grant
Date) between Fairchild Semiconductor International, Inc. (the Company) and DANIEL BOXER, a salaried employee of the Company or one of its subsidiaries (you or the Optionee).

OPTION GRANT;     The Company grants you the option to purchase up to 96,041
EXERCISE PRICE    shares of the Company's Class A Common Stock at an exercise price of $19.65 per share. This option grant is subject to the terms of the Fairchild Semiconductor Stock Plan, as well as to the terms of this agreement, and your Employment Agreement dated March 7, 2003, as amended on March 9, 2004 (your
                  "Employment Agreement"). This grant under the Fairchild
                  Semiconductor Stock Plan has been authorized by the board of directors.

OPTION TERM;      The term of your option is 8 years plus one day from the Grant
VESTING           Date. Your option terminates at the end of the term and cannot be exercised after the term. You can exercise your option only to the extent it has vested. Your option will vest in
                  increments, as follows:

                                                         Percentage Vested
                                                  (including portion that vested
                  Vesting Date                          the preceding year)
                  ------------                    ------------------------------
                  1st Anniversary of Grant Date..               25%
                  2nd Anniversary of Grant Date..               50%
                  3rd Anniversary of Grant Date..               75%
                  4th Anniversary of Grant Date..              100%

                  provided that your option will vest in its entirety upon your retirement from the Company in accordance with the terms of your employment agreement with the Company, or otherwise in accordance with other agreements governing your employment.

TERMINATION OF    You must remain an employee of the Company or a subsidiary to
EMPLOYMENT        be able to exercise your option, except as follows, or as
                  otherwise provided in any agreement governing your employment with the Company:

                  Death, Disability, Certain Cases of Retirement, Qualifying
                  Termination. In the event your employment terminates as a result of your (i) death, (ii) Disability, (iii) retirement upon or following the expiration of the initial term of your Employment Agreement or (iv) Qualifying Termination, your option may thereafter be exercised in whole or in part at any time before the expiration of the option term.

                  All other cases. If your employment terminates for any reason other than those provided in the preceding paragraph, your option may be exercised to the extent provided by the Fairchild Semiconductor Stock Plan.

NON-              Your option is not transferable except by will or the laws of
TRANSFERABILITY   decent and distribution. During your lifetime only you can exercise your option. This option shall not be subject to
                  attachment or similar process. Any attempted sale, pledge, assignment, transfer or other disposition of your option
                  contrary to the provisions of this agreement, or the levy of any attachment or similar process upon your option, shall be null and void without effect.

MISCELLANEOUS     Nothing in this agreement gives you the right to remain
                  employed by the Company or any subsidiary. This agreement
                  shall be governed by the laws of the State of Maine, without regard to conflicts of laws principles. The section and
                  paragraph headings in this agreement are for convenience of reference only and shall not affect the construction or
                  interpretation of this agreement.

SIGNATURES        Your signature and the signature of an authorized officer of the Company below indicate your and the Company's agreement to the terms of this Non-Qualified Stock Option Agreement as of the Grant Date.

                  OPTIONEE:                       FAIRCHILD SEMICONDUCTOR
                                                     INTERNATIONAL, INC.


                  /s/ Daniel Boxer                /s/ Kirk Pond
                  ------------------------------  ------------------------------
                  DANIEL BOXER D3878              Kirk P. Pond
                                                  Chairman, President and CEO